UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for a positive total return over a reasonable period of time, regardless of market conditions.

Annual Report October 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Global Tactical Opportunities Plus Fund	NTPAX	NTPCX	NTPIX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. The team of managers includes Keith B. Hembre, CFA, Derek B. Bloom, CFA, David R. Cline, Walter A. French and David A. Friar. Here the portfolio management team for the Fund examines key investment strategies and the Fund’s performance for the abbreviated period from September 26, 2013 through October 31, 2013, the period of time since the commencement of its operations.

How did the Fund perform during this abbreviated reporting period from September 26, 2013 through October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the since inception period ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper classification average during the abbreviated period from the Fund’s inception on September 26, 2013, through October 31, 2013.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 750 basis points over a reasonable period of time. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world. We also may use other alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (S&P 500® Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance. The Fund may gain exposure to its asset classes by: investing in derivative instruments and exchange-traded funds (ETFs); creating custom baskets of securities; and investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

This Fund was launched on September 26, 2013 and, as such, has had a limited performance window. During this time frame, the Fund’s portfolio focus was primarily on income and gross (long/short) equity exposure, implemented via spread trades as opposed to net market directional exposure, with significant exposure to foreign markets across asset classes. However, with the prevailing challenging market environment at inception, specifically domestic fiscal issues, the overall structure of the Fund’s portfolio was slightly defensive. The objective of this strategy is to produce positive returns irrespective of market conditions through diversified long and short exposures to equities, interest rates, currencies, commodities, credit and volatility management tools. Given this objective, we believe it is well positioned, in the context of our risk management discipline, to meet or exceed our performance objectives as we look forward to what we believe will be a challenging market environment for long-only investment strategies in the quarters ahead.

The Fund used equity, interest rate and currency futures contracts to implement various absolute return, tactical market and hedging strategies. These contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. Overall, these derivative positions were a meaningful contributor to performance during the reporting period.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Risk Considerations

Nuveen Global Tactical Opportunities Plus Fund

Mutual fund investing involves risk; principal loss is possible.

There is no guarantee that the Fund will achieve its investment objective and the portfolio managers’ asset allocation decisions may adversely affect Fund performance. The Fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the Fund’s portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

6	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	7

Fund Performance and Expense Ratios (continued)

Nuveen Global Tactical Opportunities Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of October 31, 2013*

Cumulative
Since Inception**
Class A Shares at NAV	0.00%
Class A Shares at maximum Offering Price	(5.75)%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.82%
Lipper Absolute Return Funds Classification Average***	0.00%

Class C Shares	(0.05)%
Class I Shares	0.05%

Total Returns as of September 30, 2013*

Cumulative
Since Inception*
Class A Shares at NAV	(0.15)%
Class A Shares at maximum Offering Price	(5.89)%
Class C Shares	(0.15)%
Class I Shares	(0.15)%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.78%	1.61%
Class C Shares	2.53%	2.36%
Class I Shares	1.53%	1.36%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through February 29, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. The expense limitation expiring February 29, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

8	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 750 basis points over a reasonable period of time.

**	Since inception returns are from 9/26/13.

***	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	9

Holding Summaries October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Tactical Opportunities Plus Fund

Fund Allocation1

Exchange-Traded Funds	52.1%
Sovereign Debt	6.1%
Short-Term Investments	41.8%
Other[2]	—%[3]

Portfolio Allocation4,5

Long-Fixed Income	57.3%
Short-Fixed Income	(30.9)%
Net Fixed Income	26.4%
Long Equity	32.0%
Short Equity	(15.3)%
Net Equity	16.7%
Long Currency	9.1%
Short Currency	(37.8)%
Net Currency	(28.7)%

Total Exposure6

Total Net Exposure	14.4%
Total Gross Exposure	182.4%

Top 5 Long Positions7

Canadian Government Bond	15.0%
iShares JPMorgan USD Emerging Markets Bond ETF	13.2%
iShares MSCI ACWI ex U.S. ETF	10.7%
Australia 10-Year Commonwealth Treasury Bond Future	9.1%
U.S. 10-Year Treasury Note Future	8.5%

Top 5 Short Positions7

Euro-Bund Future	19.3%
U.S. 5-Year Treasury Note	16.2%
Canadian Dollar Future	16.0%
U.S. 2-Year Treasury Note	14.7%
S&P 500 Index E-Mini	11.7%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investments as shown in the Fund’s portfolio of investments. Each category is computed as a percentage of the Fund’s net assets.

2	Other assets less liabilities.

3	Rounds to less than 0.1%.

4	Portfolio Allocation reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures (derivative) positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.

5	Percentages are calculated based upon the market value of total investments as presented in the Fund’s portfolio of investments.

6	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.

7	The top 5 long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments.

10	Nuveen Investments

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Fund’s expense example below reflect only the first 36 days of the Fund’s operations it may not provide a meaningful understanding of the Fund’s on going expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Tactical Opportunities Plus Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/26/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,000.00	$999.50	$1,000.50	$1,003.63	$1,002.89	$1,003.88
Expenses Incurred During Period	$1.30	$2.04	$1.06	$1.30	$2.04	$1.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07% and 1.07% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 36/365 (to reflect 36 days in the period since commencement of operations).

Nuveen Investments	11

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Tactical Opportunities Plus Fund (a series of the Nuveen Investment Trust, hereinafter referred to as the “Fund”) at October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period September 26, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 27, 2013

12	Nuveen Investments

Portfolio of Investments October 31, 2013

Nuveen Global Tactical Opportunities Plus Fund

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 58.2%

	EXCHANGE-TRADED FUNDS – 52.1%

	Equity Funds – 24.4%

420	Consumer Staples Select Sector SPDR Fund				$17,787

615	Energy Select Sector SPDR Fund				53,130

4,200	Financial Select Sector SPDR Fund				86,352

600	Health Care Select Sector SPDR Fund				31,644

725	Industrial Select Sector SPDR Fund				35,249

6,940	iShares MSCI ACW ex U.S. ETF				321,947

700	iShares MSCI Emerging Markets ETF				29,722

275	Materials Select Sector SPDR Fund				12,037

400	SPDR® Dow Jones REIT ETF				30,352

2,100	Technology Select Sector SPDR Fund				70,665

1,100	Utilities Select Sector SPDR Fund				42,669
	Total Equity Funds (cost $711,566)				731,554

	Fixed Income Funds – 27.7%

8,750	iShares Mortgage Real Estate Capped ETF				105,350

800	iShares iBoxx $ Investment Grade Corporate Bond ETF				92,160

3,550	iShares JPMorgan USD Emerging Markets Bond ETF				395,292

6,150	Market Vectors High-Yield Municipal Index ETF				178,781

3,500	PowerShares Financial Preferred Portfolio				60,410
	Total Fixed Income Funds (cost $824,568)				831,993
	Total Exchange-Traded Funds (cost $1,536,134)				1,563,547

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Sovereign Debt – 6.1%

	Mexico – 6.1%

1,720 MXN	Mexico Bonos de DeSarrollo	8.000%	6/11/20	A–	$150,304

4 MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A–	32,120
1,724 MXN	Total Sovereign Debt (cost $182,486)				182,424
	Total Long-Term Investments (cost $1,718,620)				1,745,971

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 41.8%

	Sovereign Debt – 15.0%

	Canada – 15.0%

470 CAD	Canadian Government Bond	1.000%	2/01/14	AAA	$450,770

	U.S. Government & Agency Obligations – 3.3%

100	U.S. Treasury Bills, (5)	0.000%	2/13/14	Aaa	99,986

Nuveen Investments	13

Portfolio of Investments October 31, 2013

Nuveen Global Tactical Opportunities Plus Fund (continued)

Shares	Description (1)	Coupon		Maturity	Ratings (3)	Value

	Money Market Funds – 23.5%

704,034	First American Treasury Obligations Fund, Class Z	0.000	% (6)	N/A	N/A	$704,034

	Total Short-Term Investments (cost $1,259,752)					1,254,790
	Total Investments (cost $2,978,372) – 100.0%					3,000,761
	Other Assets Less Liabilities – 0.0%					98
	Net Assets – 100%					$3,000,859

Investments in Derivatives as of October 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Australia 10-Year Commonwealth Treasury Bond	Long	3	12/13	$272,261	$946
Canadian Dollar	Short	(5)	12/13	(479,250)	4,429
Euro-Bund	Short	(3)	12/13	(578,404)	(8,616)
Hang Seng China Enterprises Index	Long	1	11/13	68,599	2,607
Mexican Peso	Short	(2)	12/13	(76,600)	(758)
Russell 2000 Mini Index	Short	(1)	12/13	(109,780)	(4,864)
S&P 500 Index E-Mini	Short	(4)	12/13	(350,200)	(11,896)
U.S. 2-Year Treasury Note	Short	(2)	12/13	(440,844)	(442)
U.S. 5-Year Treasury Note	Short	(4)	12/13	(486,750)	(2,830)
U.S. 10-Year Treasury Note	Long	2	12/13	254,719	2,714
U.S. Dollar Index	Long	2	12/13	160,526	189
				$(1,765,723)	$(18,521)
*	The aggregate Notional Amount at Value of long and short positions is $756,105 and $2,521,828, respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

N/A	Not Applicable.

CAD	Canadian Dollar

ETF	Exchange-Traded Fund

MXN	Mexican Peso

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depository Receipts

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of

Assets and Liabilities October 31, 2013

Assets
Long-term investments, at value (cost $1,718,620)	$1,745,971
Short-term investments, at value (cost $1,259,752)	1,254,790
Receivable for:
Due from broker	105
Interest	5,946
Reimbursement from Adviser	11,506
Variation margin on futures contracts	4,367
Total assets	3,022,685
Liabilities
Payable for variation margin on futures contracts	4,944
Accrued expenses:
Trustees fees	105
Professional fees	11,497
Shareholder reporting expenses	2,908
12b-1 distribution and service fees	26
Other	2,346
Total liabilities	21,826
Net assets	$3,000,859
Class A Shares
Net assets	$25,001
Shares outstanding	1,250
Net asset value per share	$20.00
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.22
Class C Shares
Net assets	$24,983
Shares outstanding	1,250
Net asset value and offering price per share	$19.99
Class I Shares
Net assets	$2,950,875
Shares outstanding	147,500
Net asset value and offering price per share	$20.01
Net assets consist of:
Capital paid-in	$2,997,237
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	(330)
Net unrealized appreciation (depreciation)	3,952
Net assets	$3,000,859
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of

Operations For the period September 26, 2013 (commencement

of Operations) through October 31, 2013

Dividend and Interest Income	$2,621
Expenses
Management fees	2,220
12b-1 service fees – Class A	6
12b-1 distribution and service fees – Class C	25
Shareholder servicing agent fees and expenses	782
Custodian fees and expenses	1,165
Trustees fees and expenses	105
Professional fees	11,497
Shareholder reporting expenses	2,908
Federal and state registration fees	393
Other expenses	306
Total expenses before fee waiver/expense reimbursement	19,407
Fee waiver/expense reimbursement	(16,212)
Net expenses	3,195
Net investment income (loss)	(574)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,159)
Futures contracts	640
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,473
Futures contracts	(18,521)
Net realized and unrealized gain (loss)	1,433
Net increase (decrease) in net assets from operations	$859

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of

Changes in Net Assets

For the Period 9/26/13 (commencement of operations) through 10/31/13
Operations
Net investment income (loss)	$(574)
Net realized gain (loss) from:
Investments and foreign currency	(3,159)
Futures contracts	640
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,473
Futures contracts	(18,521)
Net increase (decrease) in net assets from operations	859
Fund Share Transactions
Proceeds from sale of shares	3,000,000
Net increase (decrease) in net assets from Fund share transactions	3,000,000
Net increase (decrease) in net assets	3,000,859
Net assets at the beginning of period	—
Net assets at the end of period	$3,000,859
Undistributed (Over-distribution of) net investment income at the end of period	$—

See accompanying notes to financial statements.

Nuveen Investments	17

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/13)
2013(d)	$20.00	$(.01)	$.01	$—	$—	$—	$—	$20.00
Class C (9/13)
2013(d)	20.00	(.02)	.01	(.01)	—	—	—	19.99
Class I (9/13)
2013(d)	20.00	— *	.01	.01	—	—	—	20.01

18	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

—%	$25	6.89	%**	(6.00	)%**	1.32	%**	(.45	)%**	10%

(.05)	25	7.58	**	(6.69	)**	2.07	**	(1.18	)**	10

.05	2,951	6.54	**	(5.66	)**	1.07	**	(.18	)**	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period September 26, 2013 (commencement of operations) through October 31, 2013.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Global Tactical Opportunities Plus Fund (the “Fund”), a non-diversified fund, among others. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Fund commenced operations on September 26, 2013.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Fund Information

The Fund’s investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the BofA/Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 750 basis points, or 7.5%, on an annualized basis, before the deduction of Fund fees and expenses. The Fund seeks to achieve this outperformance over a rolling three-year time period, although there is no guarantee that it will be able to do so. Over shorter periods of time, investment returns will fluctuate as market conditions vary and may be lower than those of the Treasury Bill Index and even negative. Thus, the Fund is designed for investors with longer term investment horizons—generally at least three years or more.

The Fund seeks to achieve its objective by investing its assets across the following asset classes:

•	U.S., international and emerging market equity securities;

•	U.S., international and emerging market debt securities, including high-yield debt securities, which are rated below investment grade and commonly referred to as “junk” bonds;

•	Commodities;

•	Currencies; and

•	High quality, short-term debt securities and money market funds.

The Fund gains exposure to the above asset classes (i) by investing in derivative instruments and exchange-traded funds (“ETFs”), (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, obligations issued by non-U.S. governments that have an investment grade rating from at least one rating agency and money market funds.

Under normal market conditions, the Fund will invest at least 40% of the sum of its net assets and the amount of any borrowings for investment purposes in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States). The Fund will classify a security as being U.S. or non-U.S. based on the country of issuance, in the case of government obligations, or on the determination of an unaffiliated recognized financial data provider, in the case of other securities. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary stock exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. In the case of ETFs, the classification will be based on the geographic focus of the ETF as determined by the financial data provider. In addition to obtaining non-U.S. exposure through direct investments in securities, the Fund may obtain a significant amount of non-U.S. exposure through investments in derivative instruments.

The Fund will use derivative instruments such as options; futures contracts, including futures on equity indices, volatility indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using

20	Nuveen Investments

derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

The Sub-Adviser may allocate the Fund’s assets among the different asset classes in different proportions at different times. The Fund is not required to allocate its investments among the asset classes in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector, except that the Fund is required to invest a certain percentage of its assets in non-U.S. securities, as described above. The Fund may have none or some of its assets invested in each asset class in relative proportions that change over time based on market and economic conditions.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of October 31, 2013, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	21

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2013, the Fund was not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of fixed-income securities and short-term U.S. and international government securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of

22	Nuveen Investments

comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Exchange-Traded Funds	$1,563,547	$—	$—	$1,563,547
Sovereign Debt	—	182,424	—	182,424
Short-Term Investments:
Sovereign Debt	—	450,770	—	450,770
U.S. Government & Agency Obligations	—	99,986	—	99,986
Money Market Funds	704,034	—	—	704,034
Derivatives:
Futures Contracts**	(18,521)	—	—	(18,521)
Total	$2,249,060	$733,180	$—	$2,982,240
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

Nuveen Investments	23

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and futures contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with futures contracts are required as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivatives instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized

24	Nuveen Investments

appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the period September 26, 2013 (commencement of operations) through October 31, 2013, the Fund invested in equity, interest rate and currency futures contracts, which were used to manage country and style exposures and implement various absolute return, tactical market and hedging strategies.

The average notional amount of futures contracts outstanding during the period September 26, 2013 (commencement of operations) through October 31, 2013, was as follows:

Average notional amount of futures contracts outstanding*	$3,277,932
*	The average notional amount is calculated based on the absolute aggregate notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of October 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$2,796	Payable for variation margin on futures contracts*	$(16,760)
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	4,429	Payable for variation margin on futures contracts*	(758)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	3,660	Payable for variation margin on futures contracts*	(11,888)
Total			$10,885		$(29,406)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported by the Fund’s Portfolio of Investments and not deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts for the period September 26, 2013 (commencement of operations) through October 31, 2013, and the primary underlying risk exposure.

	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
	Equity	Futures contracts	$(2,050)	$(13,964)
	Foreign currency exchange rate	Futures contracts	2,450	3,671
	Interest rate	Futures contracts	240	(8,228)
Total			$640	$(18,521)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	25

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	For the period 9/26/13 (commencement of operations) through 10/31/13
	Shares	Amount
Shares sold:
Class A	1,250	$25,000
Class C	1,250	25,000
Class I	147,500	2,950,000
	150,000	3,000,000
Shares redeemed:
Class A	—	—
Class C	—	—
Class I	—	—
	—	—
Net increase (decrease)	150,000	$3,000,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the period September 26, 2013 (commencement of operations) through October 31, 2013, aggregated $1,900,404 and $180,669, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,979,008
Gross unrealized:
Appreciation	$29,150
Depreciation	(7,397)
Net unrealized appreciation (depreciation) of investments	$21,753

Permanent differences, primarily due to foreign currency reclassifications, nondeductible stock issuance costs and net operating losses, resulted in reclassifications among the Fund’s components of net assets as of October 31, 2013, the Fund’s tax year end, as follows:

Capital paid-in	$(2,763)
Undistributed (Over-distribution of) net investment income	574
Accumulated net realized gain (loss)	2,189

26	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the period September 26, 2013 (commencement of operations) through October 31, 2013, the Fund’s tax year end, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of October 31, 2013, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term.

Not subject to expiration:
Short-term losses	$10,799
Long-term losses	10,969
Total	$21,768

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.7500%
For the next $125 million	.7375
For the next $250 million	.7250
For the next $500 million	.7125
For the next $1 billion	.7000
For net assets over $2 billion	.6750

Nuveen Investments	27

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for the Fund was .1683%.

The Adviser has agreed to waive fees and/or reimburse expenses through February 29, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the period September 26, 2013 (commencement of operations) through October 31, 2013, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen retained all 12b-1 fees.

At October 31, 2013, Nuveen owned shares of the Fund as follows:

Class A	1,250
Class C	1,250
Class I	147,500

28	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

Nuveen Investments	29

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

30	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206

Nuveen Investments	31

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

32	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements for the Fund. At a meeting held on August 6-8, 2013 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”), on behalf of the Fund. The Sub-Adviser and the Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board of the Fund. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services that the Adviser and its affiliates will provide to the Fund, including product management, investment services (such as oversight of

Nuveen Investments	33

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. The Independent Board Members recognized that the Sub-Adviser also currently serves as sub-adviser to the Nuveen Tactical Market Opportunities Fund (the “Tactical Market Fund”), which uses an investment strategy similar to that which is anticipated for the Fund. In that regard, the Independent Board Members reviewed certain performance information relating to the Tactical Market Fund, including returns for 2010 thru 2012.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated total expense ratio (on both a gross and net basis) for the Fund compared to those of the Tactical Market Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund was anticipated to be classified. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund’s net management fee) and observed that it was consistent with the sub-advisory fee rate for the Tactical Market Fund.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative services it will provide to support the Fund, and while some administrative services may occur at the sub-adviser level, the fee will generally reflect the portfolio management services provided by the Sub-Adviser. Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser has assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services, as described above, to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. The Independent Board Members further recognized, however, that the management fee breakpoint schedule was consistent with that of other Nuveen equity funds.

34	Nuveen Investments

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Certain Nuveen financial information included in a report dated August 7, 2013 and Nuveen’s June 30, 2013 consolidated financial statements had also been available. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information received at the Meeting or at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

Nuveen Investments	35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Board also recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

36	Nuveen Investments

Notes

Nuveen Investments	37

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Absolute Return Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Absolute Return Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

38	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FQTII-1013P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended October 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Tactical Opportunities Plus Fund[5]	11,170	0	0	0

Total	$11,170	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on September 26, 2013.

Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Tactical Opportunities Plus Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Tactical Opportunities Plus Fund[5]	N/A	N/A	N/A	N/A

Total	N/A	N/A	N/A	N/A

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on September 26, 2013.

Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Tactical Opportunities Plus Fund[1]	N/A	N/A	N/A	N/A

[1]	Fund commenced operations on September 26, 2013.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended October 31, 2013	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended October 31, 2012	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Trust	N/A	N/A	N/A

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees	Tax Fees Billed to	All Other Fees
Billed to Adviser and	Adviser and	Billed to Adviser
Affiliated Fund	Affiliated Fund	and Affiliated Fund
Service Providers	Service Providers	Service Providers
N/A	N/A	N/A

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended October 31, 2013	Total Non-Audit Fees Billed to Funds	operations and financial reporting of the Funds)	Providers (all other engagements)	Total
Fund Name
Nuveen Global Tactical Opportunities Plus Fund[1]	0	0	0	0

Total	$0	$0	$0	$0

“Total Non-Audit Fees billed to Funds” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Fund in the amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

[1]	Fund commenced operations on September 26, 2013.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended October 31, 2012	Total Non-Audit Fees Billed to Funds	operations and financial reporting of the Funds)	Providers (all other engagements)	Total
Fund Name
Nuveen Global Tactical Opportunities Plus Fund[1]	N/A	N/A	N/A	N/A

Total	N/A	N/A	N/A	N/A

“Total Non-Audit Fees billed to Funds” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Fund in the amounts from the previous table.

[1]	Fund commenced operations on September 26, 2013.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2014